Exhibit 10.6

Free English Translation

PERSONNEL AND ADMINISTRATION SERVICES AGREEMENT (hereinafter “the Agreement”) executed and entered into by and between Maderas y Sintéticos de México, S.A. de C.V., (“MADERAS”), hereby represented by Francisco de Asis Alessandri Rozas and Victor Guillermo Mauricio Maruri Vallespir and by, Maderas y Sintéticos Servicios, S.A. de C.V. (hereinafter “MASISA SERVICIOS”), hereby represented by Ernesto Franco Camacho and Victor Guillermo Mauricio Maruri Vallespir, in accordance with the following:

REPRESENTATIONS

I.                                         MASISA SERVICIOS declares through its legal representative:

a)              WHEREAS MASISA SERVICIOS is a mercantile company organized in accordance with the laws of the Mexican Republic, as evidenced in public deed number 3,775 dated August 23, 2001, notarized by Mr. Arturo Adolfo Llorente Martínez, Notary Public number 205 of and for the Federal District, same that was registered in the Public Registry of Property and Commerce under mercantile folio number 282,080.

b)             WHEREAS its legal representatives have sufficient powers necessary to execute this Agreement, as evidenced in public deed number 4,854 dated March 14, 2003, notarized by Mr. Arturo Adolfo Llorente Martínez, Notary Public number 205 of and for the Federal District, and through public deed number 4,072 dated February 18, 2002, notarized by Mr. Arturo Adolfo Llorente Martínez, Notary Public number 205 of and for the Federal District, and that said powers have not been revoked nor limited or amended in any way to this date.

c)              WHEREAS it wishes to execute this Agreement with MADERAS in order to render personnel and administration services as described herein below, in accordance with the terms and conditions hereof.

d)             WHEREAS it has all material and human elements necessary to render the services herein referred to.

II.                                     MADERAS declares through its legal representative:

a)              WHEREAS it is a mercantile company organized in accordance with the laws of the Mexican Republic, as evidenced in public deed number 3,776 dated August 23, 2001, notarized by Mr. Arturo Adolfo Llorente Martínez, Notary Public number 205 of and for the Federal District, same that was registered in the Public Registry of Property and Commerce under mercantile folio number 282,079.

B)            WHEREAS its legal representatives have sufficient powers necessary to execute this Agreement, as evidenced in public deed number 4,074 dated February 18, 2002, notarized by Mr. Arturo Adolfo Llorente Martínez, Notary Public number 205 of and for the Federal District, and that said powers have not been revoked nor limited or amended in any way to this date.

[Illegible signatures]

c)              WHEREAS it wishes to execute this Agreement with MASISA SERVICIOS in order to contract for and receive personnel and administration services as described herein below, in accordance with the terms and conditions hereof.

IN WITNESS WHEREOF, the parties hereto agree upon execution hereof in accordance with the following:

CLAUSES

FIRST.- SERVICES.

1.1             MASISA SERVICIOS hereby undertakes rendering MADERAS with personnel hired by it, to perform all tasks as described in this clause and which are detailed in Exhibit A hereto (hereinafter “Services”) in favor of MADERAS, and MADERAS undertakes to pay for all personnel services rendered by MASISA SERVICIOS in accordance with the rates set forth in Exhibit B hereto. Both Exhibits are incorporated hereto by reference.

1.2             The services, without limitation, are listed below:

a)              Administrative services for all administration areas of MADERAS.

b)             Technical administration and IT services.

c)              Services in the marketing and sales, collections, and commercial promotion areas.

d)             Human resources services.

e)              Finance and Accounting services.

f)                Quality Assurance Services.

g)             Materials Planning and Stock Management.

h)             Services in the Purchasing Area.

i)                 Traffic.

j)                 Transportation and Distribution.

k)              General Services.

1.3             In rendering the Services, MASISA SERVICIOS shall make use of all personnel as required for optimal and efficient development of all MADERAS operations.

1.4             MASISA SERVICIOS personnel shall fill all positions as required for rendering the services herein referred to, in the understanding that the number of people required on the part of MASISA SERVICIOS to render the services herein agreed upon shall be modified at its judgment. In this case, the parties shall review all amounts payable to MASISA SERVICIOS in order to reflect any additional cost as incurred for said reason.

SECOND.- CONSIDERATION AND BILLING.

2.1                                MADERAS agrees to pay MASISA SERVICIOS for all Services, during the term hereof or that of the Exhibits hereto, the applicable consideration in accordance with Exhibit B hereof. Said Exhibit B may be modified or replaced by agreement of the parties each time there are movements of personnel used for compliance herewith and/or in the agreed upon consideration.

2.2                                The parties agree that the consideration includes the cost of fees and considerations to third parties, permits, licenses, rights, work materials, lease of equipment and, in general, all expenses incurred by MASISA SERVICIOS or its personnel in order to render the services subject matter hereof.

2.3                                All travel expenses incurred in by the MASISA SERVICIOS personnel associated with the rendering of the services subject matter hereof are not included in the agreed upon consideration. Therefore, said travel expenses shall be reimbursed to MASISA SERVICIOS by MADERAS within the first fifteen (15) calendar days of the month following the month in which said expenses shall have been incurred in; provided, however, these are duly documented and had been performed in accordance with the travel policies as authorized by MASISA SERVICIOS for MADERAS.

2.4                                MASISA SERVICIOS shall bill MADERAS on a monthly basis for the services rendered in accordance herewith. Said invoices shall be sent to MADERAS within the first ten (10) days of the month – including a detailed listing of all services rendered.

2.5                                All payments shall be made within ten (10) days following the date on which MADERAS receives the appropriate invoice.

2.6                                All amounts shall be added with Value-added Tax (VAT) as appropriate in accordance with the current Mexican laws.

2.7                                All invoices issued by MASISA SERVICIOS shall meet all applicable tax requirements as applicable in accordance with the Mexican tax laws.

THIRD. INDEPENDENT CONTRACTOR AND WORK RELATIONSHIP.

3.1                                MASISA SERVICIOS agrees that its capacity herein is merely that of an independent contractor and not that of an employee, worker or agent of MADERAS. Likewise, this agreement shall not be construed as a partnership or franchise between the parties.

3.2                                The parties agree that all personal used by MASISA SERVICIOS for rendering the Services in accordance herewith, are employees of MASISA SERVICIOS and not employees of MADERAS. Therefore, the parties agree that MASISA SERVICIOS shall be responsible for payment of all salaries and amounts payable to its employees and all taxes and contributions associated with these employees, including all taxes to be withheld by the employer in accordance with the applicable laws.

3.3                                In accordance with the above, MASISA SERVICIOS shall be the sole responsible party for: (i) maintaining all necessary personnel for rendering of the Services subject matter hereof; (ii) paying all applicable fees, contributions, and taxes, including, without limitation, all fees related with social security, housing for employees and the retirement savings system (iii) directly paying employees their salaries and benefits; and (iv) all decisions with respect to the work relationship with all employees, including, without limitation, the contracting, training, and termination of that relationship.

3.4                                MASISA SERVICIOS shall be the sole responsible party for all obligations set forth by the law under its charge as employer in the relationship with the people it uses for the performance of the services subject matter hereof. It further undertakes to respond to all individual and collective claims that its employees, workers, subcontractors, consultants or advisors may submit against MADERAS, and MASISA SERVICIOS undertakes to indemnify and hold MADERAS harmless of any and all claims that it may face. Also, MASISA SERVICIOS shall immediately repay any legal or other expenses that MADERAS may disburse for said concept.

FOURTH. DELEGATION OF POWERS AND OPERATION.

4.1                                MADERAS shall make all formal appointments as necessary and shall grant all powers as required with any third parties, such as banks, public/private institutions and any others so that MASISA SERVICIOS is able to meet all obligations under its charge hereunder.

4.2                                Likewise, all accounting, records, control systems, software, and other items associated with the good administration and services, shall be determined at all times by MASISA SERVICIOS.

FIFTH.- COPYRIGHT AND CONFIDENTIALITY.

5.1                                Both parties acknowledge that in virtue hereof, several inventions, combinations, machines, methods, formulas, techniques, processes, enhancements, software designs, software, strategies, computer-specific know how, information or author works (“Property of MADERAS”) may be discovered, created or developed.

5.2                                Likewise, both parties acknowledge that the material and information related with MADERAS, its suppliers or affiliates that shall have been or may be in possession or knowledge of MASISA SERVICIOS in relation with the development herewith, consists of confidential information, property of MADERAS, its suppliers and affiliates (hereinafter “Confidential Information”).

5.3                                MASISA SERVICIOS agrees and accepts that all “Property of MADERAS” and all “Confidential Information” discovered, created or developed hereunder or resulting here from shall be and remain the exclusive property of MADERAS. Furthermore, MASISA SERVICIOS accepts that MADERAS shall be the owner and/or holder of all copyrights, industrial secrets, brands and rights to patents with respect to said “Property of MADERAS” and the “Confidential Information.”

5.4                                MASISA SERVICIOS agrees to maintain the strict confidentiality of said “Property of MADERAS” and the “Confidential Information” and agrees to not disclose said information to any employees, except on a need-to-know basis. MASISA SERVICIOS also agrees to not use the “Confidential Information” in its benefit or that of third parties, beyond performance hereof and to not disclose the same to any person, either during the term hereof or at anytime thereafter, except by order by appropriate authorities.

5.5                                Both parties agree that, for all legal purposes, “Confidential Information” shall be considered as Industrial / Technical / Commercial / Manufacturing Secrets, in accordance with the provisions of articles 82 through 86bis-1 and sections IV, V, and VI of article 223 of the Industrial Property Law, article 134 section XIII of the Federal Labor Law, and articles 210 and 211 of the Criminal Code of and for the Federal District, and its correlatives of the Criminal Codes of and for the States of the Mexican Republic. Due to the above, noncompliance by MASISA SERVICIOS with the provisions of this clause may constitute a crime in accordance with the above legal provisions.

5.6                                MASISA SERVICIOS undertakes to extend the obligations contained in this clause to all employees, subcontractors, consultants and advisors used in the rendering of the services subject matter hereof and which have access to the “Confidential Information” and the “Property of MADERAS”. Therefore, MASISA SERVICIOS binds itself to indemnify and hold MADERAS harmless of any disputes arising from breach by MASISA SERVICIOS or its employees, subcontractors, consultants or advisors of the conditions of this clause, regardless of the right of MADERAS to rescind this agreement immediately and of all other legal actions it has according to the law.

SIXTH.- TERM AND TERMINATION.

6.1                                This Agreement shall be binding upon the parties as of the effective date and shall continue in force until any of the parties terminates same at any time and for any reason, without responsibility for any of the parties through written notification to the other party upon a minimum thirty (30) calendar day notice, even though any of the parties shall have incurred in expenses or investments or shall have acquired obligations with third parties for performance hereof.

6.2                                Upon termination hereof, MASISA SERVICIOS shall return MADERAS all “Confidential Information” and the “Property of MADERAS,” binding itself to maintain the confidentiality of said information and not disclose it to a third party without the express, written authorization by MADERAS.

SEVENTH.- DELIVERY OF MATERIALS UPON TERMINATION.

Upon termination hereof, MASISA SERVICIOS shall immediately return MADERAS all information and/or documentation, either written, electronic or contained in other media related with any “Property of MADERAS” and “Confidential Information” (as defined in clause five) in possession, custody or control of MASISA SERVICIOS.

EIGHTH. ASSIGNMENT

This Agreement may not be assigned, either partially or fully, by any of the parties without the written consent of the other party.

NINTH. RESCISSION

Either party may rescind this agreement without any responsibility or the need of judicial testimony in case of noncompliance by the other party with its obligations derived here from.

Likewise, the parties agree that if MASISA SERVICIOS were subject to any proceeding of suspension of payments, mercantile bankruptcy, strike or any other event of any nature whatsoever affecting its operations or the services, this agreement may be rescinded immediately, without previous notification.

TENTH.- NULLITY

If any provisions hereof are considered null by an appropriate authority, either fully or partially, this shall not affect the validity of the remaining clauses hereof. The parties further agree that in case said null provision is material hereto, the parties shall immediately start negotiations aiming to replace said provision.

ELEVENTH.- NOTIFICATIONS AND COMMUNICATIONS

11.1                          Any notification or communication required or allowed in accordance herewith shall be made in writing and the receiving party shall be considered notified if made personally or sent via registered mail to the following addresses:

(i)                                     MASISA SERVICIOS

Carretera Panamericana Km. 959

C.P. 34034, Apdo. Postal 534, Durango, Dgo.

Juan Racine No. 112, 1er Piso, Col. Los Morales

C.P. 11510, Mexico D.F.

(ii)                                  MADERAS

Juan Racine No. 112, 4° Piso, Col. Los Morales

C.P. 11510, Mexico D.F.

Carretera Panamericana Km. 959

C.P. 34034, Apdo. Postal 534, Durango, Dgo.

11.2                           Either party may modify its address for purposes of notifications through notification to the other party of said change in accordance with the provisions of this clause.

TWELFTH.- FULL AGREEMENT

This Agreement and its Exhibits constitute the full agreement between the parties. Therefore, it supersedes any and all agreements, covenants, arrangements or understandings between MADERAS AND MASISA SERVICIOS in relation with the purpose hereof. This agreement may only be modified through a written instrument signed by MADERAS AND MASISA SERVICIOS. In case of disputes between the provisions hereof and those of another document, except for a modification hereto, signed by both parties, the provisions hereof shall prevail.

THIRTEENTH.- APPLICABLE LAW AND JURISDICTION

For construction of, compliance with and enforceability of this Agreement, both parties submit themselves to the applicable mercantile laws and the appropriate courts in Mexico City, Federal District. Both parties further waive any other jurisdiction that may correspond to them by reason of their current or future domiciles or otherwise.

Having learnt the contents and legal scope hereof, the parties sign it by duplicate on the sixteenth day of August 2004 in Mexico City, Federal District.

MASISA SERVICIOS MADERAS Y SINTENTICOS SERVICIOS, S.A. DE C.V.	MADERAS MADERAS Y SINTETICOS DE MEXICO, S.A. DE C.V.
[signatures]	[signatures]
Ernesto Franco Camacho and Victor Guillermo Mauricio Maruri Vallespir	Francisco de Asis Alessandri Rozas and Victor Guillermo Mauricio Maruri Vallespir

Annex “A”

To the service rendering agreement entered by MADERAS Y SINTÉTICOS SERVICIOS, S. A. DE C.V, and MADERAS Y SINTÉTICOS DE MÉXICO, S. A. DE C. V. on August the 16th, 2004.

a. ADMINISTRATIVE SERVICES IN ALL FIELDS

1. Board of Directors

2. Administrations

3. Sub Administrations

4. Managers

5. Sub Managers

6. Heads of Department

7. Coordination

8. Supervisors

9. Coordinating Officers

10. Operation Representatives

11. Officer, assistant and clerk positions

12. Analyst positions

13. Programming analyst positions

14. Secretary positions

15. Car and truck driver positions

16. Courier

17. Purchase engineering

18. Laboratory positions

19. Data entry clerk positions

20. Maintenance

21. Trade

22. Cleaning

23. Production

24. Supervision

b. ADMINISTRATION AND SYSTEM TECHNICAL SERVICES

1. Administration

1.1. Planning, instrumentation and control of accounting systems

1.2. Advisory and control of fiscal and legal obligations

1.3. Elaboration and control of routines

1.4. Supervision and control of finance information

2. Systems

Design, elaboration, implementation, supervision, control and maintenance of computer information systems.

c. SERVICES IN MARKETING AND SALES, COLLECTION, COMMERCIAL PROMOTION FIELDS

1. Investigation on markets.

Assistance in the elaboration of market documents: market analysis, qualitative – quantitative report analysis of sales force.

Investigation through specialized agents.

2. Marketing

Determining strategies and global and product global promotion tactics.

Elaborating promotional campaigns with or without agency advice according to the need of every product.

Elaborating marketing plan per product.

Assistance to control and checking of promotional material production.

Assistance and participation in training and sales teams.

Assistance to control of product profitability.

Analysis and report of competitors’ promotional material.

Publicity authorization procedures before the Health Secretariat.

Advisory on new product launching.

3. Sales services

Advisory on calculation and elaboration of sales quotes by product.

Advisory on incentive calculation to sales force.

Assistance to review trip expenses and inspect funds of sales force members.

Productivity analysis by sales territory.

d. HUMAN RESOURCES SERVICES

1. Advisory to establish wage and salary books.

2. Advisory to establish procedure and human resource policy manuals as well as safety programs.

3. Assistance to select personnel.

4. Assistance to elaborate training programs to managers and directors.

5. Assistance to select advisors.

6. Assistance to elaborate training manuals for calculation programs.

7. Legal assistance in case of individual and collective labor suits.

8. Advisory on payroll and tax control.

9. Advisory on general services.

e. FINANCE AND ACCOUNTING SERVICES

1. Implementation of accounting and administrative practices and procedures according to accounting principles and guidelines appointed by MADERAS.

2. Elaboration and implementation of finance budgets and cash flow.

3. Development of company’s budgets at diverse review phases.

4. Elaboration an implementation of internal control manuals.

5. Preparation of manuals for finance report elaboration.

6. Analysis, design, development e implementation of computer systems and procedures.

7. Fiscal advisory.

8. Handling insurance plans.

9. Legal assistance to administrative issues.

f. QUALITY CONTROL SERVICES

1. Assistance to development of quality control procedures.

2. Assistance to raw material, product under process and finished product analysis.

3. Providing procedures for good manufacturing practices.

4. Development of training programs for the quality control, production and warehouse personnel.

5. Development of methodology for validation systems.

g. MATERIAL PLANNING AND INVENTORY HANDLING

1. Assistance to formulation of elaboration plans.

2. Assistance as to obtaining, material explosion and purchase programs.

3. Assistance to inventory control.

4. Assistance as to defining process timing, lot size, B, C classification, raw material and products.

5. Technical advisory as to master planning at short, middle and long term.

h. SERVICES IN PURCHASE FIELD

1. Development and qualification of suppliers.

2. Defining purchase volumes regarding finished materials and containing and packing material.

3. Assistance to purchase of various materials for company good performance.

4. Assistance as to elaboration and review of procedures related to purchases.

5. Assistance as to development of specifications for purchase of raw material, container material, packing material and other materials.

i. TRADE

1. Providing assistance to importation of raw material, equipment and other materials required by the company.

2. Technical assistance as removal of imported material from customs.

3. Technical assistance as to elaboration and obtaining required documents for the import, importation permits (SSA/ SECOFI), free sale certificates.

4. Technical assistance as to exportation of products, including permits, certificates and all documents necessary for exportation.

5. Assistance as to material and product classification in accordance with customs regulations.

j. TRANSPORTATION AND DISTRIBUTION

1. Provision of manuals to optimize transportation and distribution.

2. Assistance as to insurances.

3. Assistance as to warehouse handling plans and inventory controls.

4. Legal assistance as to procedures regarding all types of licenses and permits.

5. Assistance as to elaboration of contracts with third parties.

k. GENERAL SERVICES

1. Elaborating papers and keeping operation manuals at general service fields and supervising their compliance.

2. Negotiations before government offices.

3. Other services that, due to their nature, are related to the scope of this agreement.

Being the parties aware of the provisions herein and of the legal scope of this annex, they sign two (2) copies of this instrument on this date of August the 16th, 2004 in the City of Mexico / Federal District.

MASISA SERVICIOS	MADERAS
MADERAS Y SINTÉTICOS SERVICIOS	MADERAS Y SINTÉTICOS DE MEXICO
S. A. DE C. V.	S. A. DE C. V.

[illegible signature]	[illegible signature]
Ernesto Franco Camacho	Francisco de Assis Alessandri Rozas
and	and
Victor Gillermo Mauricio Maruri	Victor Gillermo Mauricio Maruri
Vallespir	Vallespir

Annex “B”

To the service rendering agreement entered by MADERAS Y SINTÉTICOS SERVICIOS, S. A. DE C.V, and MADERAS Y SINTÉTICOS DE MÉXICO, S. A. DE C.V. on August the 16th, 2004.

COMPENSATION

MADERAS shall pay MASISA SERVICES on a monthly basis an amount equivalent to the general payroll of all MASISA SERVICES employees described in Annex “B” and who have been assigned to MADERAS, plus their additional services comprised in the labor collective agreement, from which bona fide workers, according to the following percentage distribution established in these annexes are excluded thereto.

In regard to costs stated in the following tables, 5 % shall be aggregated, plus the corresponding Tax to Aggregate Value.

Being the parties aware of the provisions herein and of the legal scope of this annex, they sign two (2) copies of this instrument on this date of August the 16th, 2004 in the City of Mexico / Federal District.

MASISA SERVICIOS	MADERAS
MADERAS Y SINTÉTICOS SERVICIOS	MADERAS Y SINTÉTICOS DE MEXICO
S. A. DE C. V.	S. A. DE C. V.

[illegible signature]	[illegible signature]
Ernesto Franco Camacho	Francisco de Assis Alessandri Rozas
and	And
Victor Gillermo Mauricio Maruri	Victor Gillermo Mauricio Maruri
Vallespir	Vallespir

ANNEX “B”

MADERAS Y SINTÉTICOS SERVICIOS S. A. DE C.V.

(Payment of remunerations between August 01 and 30, 2004 to MMX and between August 16 and 30, 2004 to FTM)

ADMINISTRATION

NAME	COMPANY’S COST	% dedication to FTM	% dedication to Masisa México	FTM MXN	Masisa México MXN	Field
Alessandri Rozas Francisco de Assis		15%	85%			Adm M
Argüello Barros Jose Angel		15%	85%			Adm D
Garcia Caballero Cyntia		0%	100%			Adm M
Avila Fernadez Juan Francisco		0%	100%			Adm D
Hernandez Moreno Alfredo		0%	100%			Adm D
Lbarra Altamira Leobardo		100%	0%			Adm D
Lopez Morales Miguel Angel		0%	100%			Adm D
Nevarez Nuñez Isela		0%	100%			Adm D
Osornio Castañares Ramon Tomas		0%	100%			Adm D
Quiroz Gabriel		3%	97%			Adm D
Rodriguez Garza Alberto		0%	100%			Adm M
Texco Tlaxcalteco Cuauhtemoc		0%	100%			Adm M
Vargas Enriquez Arturo		0%	100%			Adm D
Morrissey Gonzalez Roger Eduardo		0%	100%			Adm D
Vizcarra Medellin Victor Manuel		0%	100%			Adm D
De La Torre Perez Maria Mayela		0%	100%			Adm D
Perez Sarquis Luis Alfredo		0%	100%			Adm M
Pacheco Morales Emilia		50%	50%			Adm D
Pacheco Díaz Elizabeth		100%	0%			Adm T
De Ia Rosa Soto César Felipe		30%	70%			Adm M
Garibay Martínez Edgar		100%	0%			Adm M
Serrano Muñoz Juan		100%	0%			Adm M
Sánchez Hernández Jorge Antonio		100%	0%			Adm M
Gamboa Quezada Maria Alejandra		5%	95%			Adm D
Rocha Castilio Miguel Angel		5%	95%			Adm D
PazY Mar Paula Veronica		5%	95%			Adm D

ADMINISTRATION	1,091,187.86			36,573.28	917,487.65

[illegible signatures]

LOGISTICS - DURANGO

NAME	COMPANY’S COST	% dedication to FTM	% dedication to Masisa México	FTM MXN	Masisa México MXN
Mercado Castañeda Luis		0%	100%			Log D
Pichardo Hernandez Juan Noe		0%	100%			Log D
Quiñonez Salcido Francisco Javier		0%	100%			Log D
Perez Mancha Luis Gerardo		0%	100%			Log D
Bustamante Alamillo Jesus Florencio		0%	100%			Log D
Morteo Pardo Omar		0%	100%			Log D
LOGISTICS	80,207.29	0%	100%	0	80,207.29

MASISA COMMERCIAL

NAME	COMPANY’S COST	% dedication to FTM	% dedication to Masisa México	FTM MXN	Masisa México MXN
COMMERCIAL

Colmenares Cesar Leoncio Fermin		0%	100%			Com D
Leyva Gamiz Olivia		0%	100%			Com D
Becerra Espinosa Edgardo Abel		0%	100%			Com M
Rodriguez Pardo Salustia		0%	100%			Com M
Perez Lugo Mario		0%	100%			Com M
Espinoza de los Monteros Rocha Karla Mir		0%	100%			Com D
Romera Baños Rodolfo Adrian		0%	100%			Com M
Vargas Garcia Raul		0%	100%			Com M
Franco Camacho Ernesto		0%	100%			Com M
Jasso Uribe Federico		0%	100%			Com M
Cepeda Castillo Efrain Norberto		0%	100%			Com M
Hernandez Tapia Juan Pablo		0%	100%			Com M
Estrada Sandoval Abel Omar		0%	100%			Com M
Hernandez Luna Laura		0%	100%			Com M
Salgado Valenzuela Carlos Fernando		0%	100%			Com M
Rojas Sateler Jaime Esteban		0%	100%			Com M
Rodriguez Espinoza Jose de Jesus		0%	100%			Com M
Becerril Alarcon Isis Lilian		0%	100%			Com M
Rivera Serrano Laura		0%	100%			Com M
Perez Franco Pedro		0%	100%			Com M

Arcila Pérez Marbel Lizbeth		0%	100%			Com M
Rodulfo Dorantes Victor Hugo		0%	100%			Com M
De Tuoni Fraga Aldo		0%	100%			Com M
Rico Juarez Vicente		0%	100%			Com M
COMMERCIAL	1,188,008.40			0	1,188,008.40

MASISA PRODUCTION

NAME	COMPANY’S COST	% dedication to FTM	% dedication to Masisa México	FTM MXN	Masisa México MXN
Müller Rodriguez Sergio Javier		0%	100%			Prod D
Luna Sanchez Hugo		0%	100%			Prod D
Moreno Favela Jesus Isaac		0%	100%			Prod D
Rocha Morales Jose Angel		0%	100%			Prod D
Siuffe Alvarado Margarita Montserrat		0%	100%			Prod D
Soto de La Cruz Humberto		0%	100%			Prod D
Gonzalez Reta Ruben		0%	100%			Prod D
Covarrubias Contreras Roberto		0%	100%			Prod D
Guzman Sanchez Roberto Carlos		0%	100%			Prod D
Maruri Vallespir Victor Guillermo Mauric		0%	100%			Prod D
Winkler Hinrichs Martin Harald		0%	100%			Prod D
Ochoa Quiñonez Emmanuel		0%	100%			Prod D
Manzanera Gandara Gerardo		0%	100%			Prod D
Ibañez Quiñones Carlos Enrique		0%	100%			Prod D
Guzman Vazquez Edgar Jose		0%	100%			Prod D
Lopez Lopez Luciano		0%	100%			Prod D
Moreno Cabral Arturo		0%	100%			Prod D
Arjon Duron Jose Federico		0%	100%			Prod D
Burciaga Vargas Jose Manuel		0%	100%			Prod D
Guzman Pineda Jesus		0%	100%			Prod D

Unzueta Leyva Vicente	0%	100%	Prod D
Chairez Espino Juan Ignacio	0%	100%	Prod D
Del Hoyo Virrey Luis Emilio	0%	100%	Prod D
Flores Martinez Ruben	0%	100%	Prod D
Puentes Sanchez Jorge Armando	0%	100%	Prod D
Alvarez Cortez Juan Pablo	0%	100%	Prod D
Alvarez Ramirez Adrian	0%	100%	Prod D
Briceño Contreras Manuel	0%	100%	Prod D
Diaz Gonzalez Hugo Cesar	0%	100%	Prod D
Garcia Flores Cesar Anastacio	0%	100%	Prod D
Guerrero Monarrez Jesus	0%	100%	Prod D
Loza Benitez Jorge Armando	0%	100%	Prod D
Lozano Leal Mario Antonio	0%	100%	Prod D
Robles Contreras Enrique	0%	100%	Prod D
Ruiz Acevedo Edgar	0%	100%	Prod D
Salazar Contreras Juan Gerardo	0%	100%	Prod D
Villegas Ramirez Luis Manuel	0%	100%	Prod D
Ontiveros Quintero Alejandro	0%	100%	Prod D
Rívas Vera Martin	0%	100%	Prod D
Briceño Ceniceros Jorge Ivan	0%	100%	Prod D
Dominguez Montes Arnulfo	0%	100%	Prod D
Del Hoyo Virrey Alberto	0%	100%	Prod D
Medina Murga Jose Andres	0%	100%	Prod D
Rios Juarez Felipe	0%	100%	Prod D
Robledo Burciaga Juan	0%	100%	Prod D
Acosta Gomez Ruben	0%	100%	Prod D
Perez Garcia Manuel De Jesus	0%	100%	Prod D
Terrones Felix Felipe	0%	100%	Prod D
Parra Moreno Eleuterio	0%	100%	Prod D
Gonzalez Rivas Jesus Francisco	0%	100%	Prod D
Saenz Gonzalez Higinio Arturo	0%	100%	Prod D
Santillan Mendez Marcelo	0%	100%	Prod D
Zapata Duarte Jesus	0%	100%	Prod D
Arellano Ramirez Hector	0%	100%	Prod D
Castro Quiñones Adolfo	0%	100%	Prod D

Gonzalez Rocha Rafael	0%	100%	Prod D
Mata Chavez Juan Antonio	0%	100%	Prod D
Ortz Ramos Renato	0%	100%	Prod D
Reyes Lozano Jose Cruz	0%	100%	Prod D
Rodriguez Arjon Julio Cesar	0%	100%	Prod D
Sanabria Rodriguez Jesus	0%	100%	Prod D
Soto Calvillo Javier Inocente	0%	100%	Prod D
Reyes Lozano Jose Ricardo	0%	100%	Prod D
Garcia Aguilar Raul Gerardo	0%	100%	Prod D
Medrano Cruz Juan	0%	100%	Prod D
Alday Gonzalez Juan Antonio	0%	100%	Prod D
Casales Lorenzo	0%	100%	Prod D
Gomez Carrillo Martin	0%	100%	Prod D
Piedra Rodriguez Gerardo Emilio	0%	100%	Prod D
Huitron Vazquez Miguel	0%	100%	Prod D
Reyes Sifuentes Victor Manuel	0%	100%	Prod D
Sanchez Garcia Arturo	0%	100%	Prod D
Soto Rosales Jesus Felipe	0%	100%	Prod D
Ibarra Lopez Francisco	0%	100%	Prod D
Andrade Contreras Alejandro	0%	100%	Prod D
Andrade Contreras Jose Antonio	0%	100%	Prod D
Aviles Leal Miguel Angel	0%	100%	Prod D
Felix Reyes Jesus	0%	100%	Prod D
Flores Lara Jose Alfonso	0%	100%	Prod D
Galarza Pantoja Jose Maria	0%	100%	Prod D
Garcia Amaya Oscar Manuel	0%	100%	Prod D
Garcia Villa Guillermo	0%	100%	Prod D
Gonzalez Vallejo Francisco Javier	0%	100%	Prod D
Guzman Juarez Ramon	0%	100%	Prod D
Haro Garcia Juan Carlos	0%	100%	Prod D
Manriquez Rodriguez Jose Angel	0%	100%	Prod D
Martinez Briceño Gerardo	0%	100%	Prod D
Montelongo Rutiaga Wenceslao	0%	100%	Prod D
Orozco Soria Valentin	0%	100%	Prod D
Ruiz Candia Hectaor Raul	0%	100%	Prod D
Santos Cervantes Zenaido	0%	100%	Prod D
Valverde Flores Pascual	0%	100%	Prod D

Arevalo Lopez Maximino	0%	100%				Prod D
Chairez Rodriguez Juan Antonio	0%	100%				Prod D
Soto Murillo Edmundo Javier	0%	100%				Prod D
Mejorado Quiñones Saul	0%	100%				Prod D
Garcla Villa Juan Bernardino	0%	100%				Prod D
Gonzalez Castro Hugo	0%	100%				Prod D
Castro Quintanilla Nicacio	0%	100%				Prod D
Ontiveros Rodriguez Gustavo	0%	100%				Prod D
Campa Renteria Praxedis	0%	100%				Prod D
Navarro Gonzalez Victor Hugo	0%	100%				Prod D
Hernandez Valles Hector Ivan	0%	100%				Prod D
Torres Almaraz Jesus Francisco	0%	100%				Prod D
Rivera Manqueros Luis Guilermo	0%	100%				Prod D
Rangel Sanchez Federico	0%	100%				Prod D
PRODUCTION	1,654,472.60	0%	100%	0	1,654,472.60

LOGISTICS - TAMPICO

	COMPANY´S	% Dedication or Products Volume		FTM	Masisa Mexico
NAME	COST	FTM	Masisa Mexico	MXN	MXN
Cruz Hernandez Marcos		100%	0%		0.00	Log T
Garcfa Espinoza Fernando		100%	0%		0.00	Log T
Hernández Cedillo Humberto		100%	0%		0.00	Log T
Hernández Juarez Sergio		100%	0%		0.00	Log T
Jongitud Rodriguez Osvaldo		100%	0%		0.00	Log T
Mascareñas Garcia Emilio		100%	0%		0.00	Log T
Muir Carlo		100%	0%		0.00	Log T
Orduña Pedraza Ricardo		100%	0%		0.00	Log T
Paniagua Barajas Juan Martin		100%	0%		0.00	Log T
Paredes Vazquez Jorge Humberto		100%	0%		0.00	Log T
Rivas Salas Marco Vinicio		100%	0%		0.00	Log T
Rodriguez Alvarez Carlos		100%	0%		0.00	Log T
Salinas Rivera Ricardo		100%	0%		0.00	Log T
Sánchez López Hugo Enrique		100%	0%		0.00	Log T
Santos Vergara Viclor Manuel		100%	0%		0.00	Log T
Santiago Hernández Josue		100%	0%		0.00	Log T
Vera Gámez Ernesto		100%	0%		0.00	Log T
LOGISTICS	231,430.57			311,090.81

FTM COMMERCIAL

NAME	COMPANY’S COST	% dedication to FTM	% dedication to Masisa México	FTM MXN	Masisa México MXN
Asselot Michel Constant Robert		100%	0%			Com M
Allen Brooks Jackelyn Cley		100%	0%			Com M
Esteinou de La Tijera José Pablo		100%	0%			Com M
Hernández Hernández Aida		100%	0%			Com M
Herrera Sierra Lilia Irma		100%	0%			Com M
Manrique Hanun Maurício		100%	0%			Com M
Marín Mejía Ana Laura		100%	0%			Com M
Martinez Cortez Reyes Rogelio		100%	0%			Com M
Rivera Garrido Armando		100%	0%			Com M
Solis Jiménez Wilbert		100%	0%			Com M
Vargas Castro Víctor Raúl		100%	0%			Com M
Campos Barcia Everardo Tlaloc		100%	0%			Com M
COMMERCIAL	496,703.33			620,699.76	0.00

Company’s Cost including 5%	4,742,010.05

Total FTM				901,834.11
Total MXN					3,840,175.95

MMX	Company’s Cost 5% incl.	5% Commission Masisa Servicios	Net Company’s Cost
Administration	917,487.65	43,689.89	873,797.76
Logistics	80,207.29	3,819.39	76,387.90
Commercial	1,188,008.40	56,571.83	1,131,436.57
Production	1,654,472.60	78,784.41	1,575,688.19
Collection to Masisa Mexico	3,840,175.95	182,865.52	3,657,310.43

FTM	Company’s Cost 5% incl.	5% Commission Masisa Servicios	Net Company’s Cost
Administration	173,700.21	8,271.44	165,428.77
Logistics	231,430.57	11,020.50	220,410.07
Commercial	496,703.33	23,652.54	473,050.79
Production	0.00	0.00	0.00
Collection to Masisa México	901,834.11	42,944.48	858,889.63

TOTAL MONTHLY VALUE TO BE PAID BY MADERAS Y SINTÉTICOS DE MEXICO S. A. de C. V. TO MADERAS Y SINTETICOS SERVICIOS S. A. de C. V. IS OF: MXN $ 3, 657, 310. 43

In regard to costs stated in the following tables as “Company Net Cost” 5 % shall be aggregated, plus the corresponding Tax to Aggregate Value.

Being the parties aware of the provisions herein and of the legal scope of this annex, they sign two (2) copies of this instrument on this date, August the 16th 2004 in the City of Mexico / Federal District.

MASISA SERVICIOS	MADERAS
MADERAS Y SINTÉTICOS SERVICIOS	MADERAS Y SINTÉTICOS DE MEXICO,
S. A. DE C. V.	S. A. DE C. V.

[illegible signature]	[illegible signature]
Ernesto Franco Camacho	Francisco de Assis Alessandri Rozas
and	and
Victor Gillermo Mauricio Maruri Vallespir	Victor Gillermo Mauricio Maruri Vallespir